Defined Asset Funds[SM]

Select Ten Portfolio

International

1996 United Kingdom Portfolio


Series C

Many international equity markets, such as the United Kingdom's, offer attractive growth potential. Defined Asset Funds[SM] Select Ten Portfolio International Series uses a simple investment strategy to help you take advantage of potential opportunities in this country.

A Defined Strategy

The United Kingdom Portfolio seeks total return by holding for about one year, the ten stocks in the Financial Times Industrial Ordinary Share (FT) Index(1) having the highest dividend yield at the time of the offering (the "Strategy Stocks"). After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next portfolio of the then-current Strategy Stocks, if available, at a reduced sales charge, or you can take the cash.

------------
(1) This name is the property of its publisher. That firm is not affiliated with, nor has participated in any way in the creation of the Portfolio or in the selection of its stocks, and has neither reviewed nor approved any information in this insert or the prospectus.

The Select Ten Portfolio selection process is straightforward, objective and mathematical--it eliminates subjective influences. What's more, when investors follow the Strategy, they're investing in some of the largest companies in the United Kingdom.

Defining Your Risks

The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio or Strategy will meet its objective.

o Total returns on United Kingdom stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o The Strategy Stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor.

Don't Delay

You can get started with the Select Ten Portfolio with as little as about $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special risks associated with international investing including such as currency risk. Read it carefully before you invest.

Merrill Lynch

Financial Times Index

The Financial Times Industrial Ordinary Shares Index (FT) consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of the companies.

United Kingdom Portfolio

January 1, 1976 - June 30, 1996
-------------------------------

                               FT 30 Index             Strategy Stocks

Year                           Total Return             Total Return

1976                              -15.58%                  -15.89%

1977                               61.92                    87.27

1978                                9.92                    17.73

1979                                3.59                     4.76

1980                               31.77                    30.15

1981                               -5.30                    -6.26

1982                                0.42                    44.03

1983                               21.94                    42.06

1984                                2.15                     5.50

1985                               54.74                    78.64

1986                               24.36                    32.88

1987                               38.99                    48.10

1988                                6.74                    11.38

1989                               22.80                    28.71

1990                               10.29                     9.26

1991                               14.65                    16.57

1992                               -2.33                     4.27

1993                               18.40                    37.69

1994                                1.89                     5.46

1995                               17.63                    10.83

1/1-6/30/96                         3.39                    -0.07

Average                            14.28%                   21.60%

About the Chart

It is important to note that the actual performance of the Portfolio will differ from that of the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and expenses. After deducting Portfolio sales charges and expenses, the Strategy Stocks would have outperformed the Index in 13 of the 20 years. Strategy Stock figures are generally annual figures based on the closing sale prices on December 31, while the Portfolios are established and liquidated at different times during the year. Also, performance varies because Portfolios normally purchase and sell stocks at prices and a currency exchange rate different from the closing prices and currency exchange rate used in determining the Portfolio's unit price, and the Portfolio is not fully invested at all times and stocks may not be weighted equally.

Time-Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend yielding stocks in the FT Index, or "Strategy Stocks," over a 20-year period to see how it had performed. The chart below illustrates past performance of the FT Index and Strategy Stocks (but not any Portfolio). Although this is no guarantee of future results of any Portfolio, as you can see the results are compelling.

[A mountain chart, captioned "Suppose you had invested $10,000 in the Strategy in 1976", compares the cumulative annual performance from 1976 through 6/30/95 of the Strategy Stocks (mauve) with the FT30 Index (gray). A box in the upper left quadrant indicates the components of the chart. The x axis reflects dollar amounts in $100,000 increments; the y axis reflects years. The initial value of each is $10,000; next to the right margin the ending values are stated as follows: $550,692. Ending 6/30/96 (Strategy); $154,332 Ending 6/30/96 (Index).]

The performance of the Strategy is a hypothetical example of how the United Kingdom Portfolio could have performed if its Strategy had been employed since 1976. The chart assumes that all dividends during a year are reinvested at the end of that year.  It does not reflect sales charges, commissions, expenses or taxes. Changes in the exchange rate of the pound sterling relative to the US dollar affected these figures significantly in certain years. These
changes ranged from    -25% in 1981 and 1984 to +21% in 1987, and averaged
-2.7% over the last 20 years.


Select Ten Portfolio - International 1996 United Kingdom Portfolio - Series C*

                                                                Current
     Name of Issuer                                         Dividend Yield+

1.  Hanson PLC                                                   7.29%

2.  British Gas PLC                                              7.20

3.  BTR PLC                                                      5.19

4.  Peninsular & Oriental Steam Navigation Company               5.14

5.  British Telecommunications PLC                               4.96

6.  Allied Domecq PLC                                            4.51

7.  Royal & Sun Alliance Insurance Group PLC                     4.46

8.  BICC PLC                                                     3.88

9.  National Westminster Bank PLC                                3.85

10. Imperial Chemical                                            3.71

*  Initial date of deposit--September 16, 1996

+ Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by that security's market value as of the close of trading on September 16, 1996. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Portfolio does not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Prior Select Ten Portfolio Rollover Performance

The following table shows total returns (price changes plus dividends reinvested, divided by the maximum initial public offering price, converted into U.S. dollars) and reflects all sales charges and expenses, but not taxes. These figures represent past performance and are no guarantee of future results. The first three lines show the results that could have been obtained by investing in the first fund of each established Series and rolling over each year. The last three lines show the return of the last completed fund of each Series.


                                                               Average Annual
Series                   Term              Total Return         Total Return

Series B              6/21/93-6/30/96         6.75%                2.19%

Series C             9/28/93-/6/30/96         1.94%                0.70%

Series A               1/5/94-6/30/96         -2.44%               -0.99%


Performance of the last completed fund of each established series:

1995 Series B         5/10/95-6/28/96        -11.31%              -10.03%

1995 Series A          1/6/95-2/23/96         6.53%                5.57%

1994 Series C         9/6/94-10/13/95         -2.42%               -2.21%